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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: August 19, 2003


                             TTR TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


            Delaware                  0-22055                   11-3223672
(State or other Jurisdiction of     (Commission             (IRS Employer No.)
 Identification Incorporation)      File Number)

                              1091 Boston Post Road
                               Rye, New York 10580
                    (Address of Principal Executive Offices)

                                  914-921-4004
              (Registrant's Telephone Number, including Area Code)


                    INFORMATION TO BE INCLUDED IN THE REPORT

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ITEM 5.    OTHER EVENTS

     TTR Technologies, Inc., a Delaware corporation (the "Company"), issued a press release announcing the appointment of Judah Marvin Feigenbaum to its Board of Directors and the resignations of Richard Gottehrer and Joel Schoenfeld from the Company's Board of Directors, effective August 28, 2003, for personal reasons.

     A copy of the Company's press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by this reference.



ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

           (c)      Exhibits

           99.1     TTR Technologies, Inc. press release issued August 19, 2003



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchanbe Act of 1934, as amended, the registrant has duly caused his report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                 TTR TECHNOLOGIES, INC.

                                                 By:  /s/  Daniel Stein
                                                    ----------------------------


                                                 Daniel Stein
                                                 Chief Executive Officer



Date:  August 19, 2003


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